Exhibit 99.1

Annual Meeting of Shareholders Beneficial Mutual Bancorp, Inc. (MHC) NASDAQ: BNCL May 20, 2010 Beneficial mutual bancorp, inc.

Safe Harbor Statement This presentation may contain projections and other “forward-looking statements” within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the “Company”) regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions. Management’s ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company’s ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements. This presentation includes interim and unaudited financials, which are subject to further review by the Company’s independent accountants.

Beneficial Mutual Bancorp, Inc. o Holding Company for Beneficial Bank - Founded in 1853 - Oldest and largest bank headquartered in Philadelphia - 68 branches o 37 in Pennsylvania o 31 in New Jersey, including 2 new Cherry Hill campuses opened on May 15, 2010 o IPO Date: July 2007 o Ticker: BNCL o Website: www.thebeneficial.com o 4th largest publicly traded MHC in U.S. - Market Capitalization: $812 million - Average Daily Volume: 101,318 shares

Beneficial Mutual Bancorp, Inc. o Balance Sheet Strength (March 31, 2010) - Assets: $4.7 billion - Deposits: $3.6 billion - Loans: $2.8 billion - Equity: $646 million - TARP: $0 o Relationships - Deposit Accounts: 281 thousand - Loan Accounts: 63 thousand - Assets under management: $150 million

Our Philosophy “Vacere Comptus Verus” - Do what’s right Education Company o Educate our customers to do the right thing financially o Educate ourselves to understand the situation, goals and needs of our customers Invest in tools and resources for our customers o FinanceWorks o Small Business FinanceWorks o BankThanks Reward Program o Mobile Banking

Our Market - Greater Philadelphia Area o 5th largest metropolitan region in the United States o 92 colleges and universities o Philadelphia is Amtrak’s third busiest station in the country and home to three major shipping ports including one of the very few directly served by three Class I railroads o The Philadelphia MSA is a resilient market that has experienced consistent growth over the past decade - Median household income of $64,422 versus a nationwide median of $54,719 - Projected household income growth of approximately 4% between 2009 and 2014 o The region’s unemployment picture has fared well in the face of the current recession - March 2010 unemployment of 9.4% versus a nationwide unemployment rate of 9.9% in April o March pending home sales in the eight-county Philadelphia region were up 35% compared to the same period in 2009; nationally pending sales were up 21% Sources: U.S . Census Bureau, 2008 Population Estimates. 2009 Q1 ACCRA. Bureau of Economic Analysis, 2009. The Role of Metro Areas in the U.S. Economy. The U.S. Conference of Mayors, 2006. National Association of Home Builders/Wells Fargo Bank, March 2009. Studley Report, 4Q 2005. Grubb and Ellis, March 2009. Global Insights - Spring 2009 Forecast.

Competitive Landscape o Beneficial operates in a dynamic medium between regional and super regional competitors, and local community banks - Big enough to compete with the largest financial institutions o Ranked 11 by deposit market share in the Philadelphia MSA with 2% market share o Deposit market share percentage increased 15% between 2008 and 2009 - Size and scope that smaller community banks cannot match o There are 155 banking institutions in the Philadelphia metro area - 119 of these institutions have less than 10 branch locations - Only 8 of these institutions have more than 50 branch locations

Branch Map Bucks Montgomery Philadelphia Chester Delaware Burlington Camden Gloucester Legend o Beneficial Branches o Counties

Management Team Name Position o Gerard Cuddy Chief Executive Officer o Robert Bush Advisory Services o Cecile Colonna Human Resources o Amy Hannigan Chief Accounting Officer o Denise Kassekert Relationship Banking o Robert Maines Enterprise Risk Management o Andrew Miller Lending o Joanne Ryder Brand and Strategy

Total Assets ($mm) 2005 $2,392 2006 $2,300 2007 $3,558 2008 $4,002 2009 $4,674 1Q10 $4,710

Deposit Gathering o Education-based sales environment o Enhanced bundled product offerings to grow and strengthen targeted relationships o Focused and consistent business development activities o Expanded cash management services to attract larger commercial relationships o Concentration on anchoring relationships through cross referrals

Total Deposits ($mm) 2005 $1,666 2006 $1,678 2007 $2,465 2008 $2,742 2009 $3,509 1Q10 $3,589

Historical Deposit Composition 2006 5% 10% 32% 53% 2007 10% 16% 32% 42% 2008 8% 20% 34% 38% 2009 7% 32% 34% 27% 1Q10 7% 35% 34% 24% Non-Interest Bearing DDA Interest Checking Savings and Money Market Time

Credit Culture o In-market lender and local decision maker o Disciplined underwriting through all credit cycles o No subprime lending o Portfolio lender o Diverse portfolio - Commercial - Consumer - Residential o Proactive risk management o Enhanced credit infrastructure o Credit officers o Enhanced workout capability

Loans ($mm) 2005 $1,733 2006 $1,689 2007 $2,121 2008 $2,425 2009 $2,790 1Q10 $2,785

Historical Loan Composition 2006 24% 6% 17% 23% 30% 2007 33% 6% 23% 18% 19% 2008 33% 13% 21% 15% 18% 2009 28% 19% 24% 11% 18% 1Q10 31% 16% 24% 11% 18% CRE C&I 1 - 4 Family Home Equity Consumer

Credit Quality Non-Performing Assets / Total Assets* 2003 0.16% 2004 0.14% 2005 0.15% 2006 0.15% 2007 0.35% 2008 1.00% 2009 2.45% 1Q10 2.19% Loan Loss Reserves / Gross Loans 2003 1.13% 2004 1.09% 2005 0.99% 2006 1.03% 2007 1.10% 2008 1.52% 2009 1.64% 1Q10 1.67% (*) Excludes accruing loans past due 90 days or more Source: SNL Financial

Beneficial Advisors, LLC o Long term trusted advisor model o 14 advisors and retirement plan specialists o Client centered and solution driven consultative process - Life events approach o 401(k) and retirement plan initiatives o Open architecture investment management platform - Independent non-biased offerings o Integrated sales model designed to grow core deposits

Beneficial Insurance Services, LLC o Long term insurance advocate and business advisor model o $100 million in premium volume o Diverse lines of business, products and insurance providers - Commercial Property and Casualty - Life, Health and Employee Benefits - Professional Liability - Personal Lines for High Net Worth Individuals o Niche marketer with exclusive programs o Formalized cross referral process with other strategic areas of the Bank

Historical Income Statement Year Ended (Dollar Values in Thousands) 2004 2005 2006 2007 2008 2009 1Q10 Net Interest Income $66,137 $65,728 $64,430 $84,120 $114,011 $127,342 $36,304 Provision (2,400) (1,703) (1,575) (2,470) (18,901) (15,697) (4,950) Non-Interest Income 3,168 10,862 10,531 13,372 23,604 26,847 8,304 Non-Interest Expense (50,577) (56,961) (59,439) (101,032) (98,303) (119,866) (30,485) Pre-Tax Earnings 16,328 17,926 13,947 (6,010) 20,411 18,626 9,173 Tax Expense (4,704) (4,728) (2,322) 4,465 (3,865) (1,537) (1,646) Reported Net Income $11,624 $13,198 $11,625 ($1,545) $16,546 $17,089 $7,527 Adjustment for Charitable Foundation Expense (After Tax) 6,495 Adjustment for Reduction In Force (After Tax) 2,539 Pension Curtailment for Defined Benefit Plan (After Tax) (4,738) Adjusted Net Income $11,624 $13,198 $11,625 $7,489 $11,808 $17,089 $7,527 Adjusted ROAA 0.51% 0.56% 0.49% 0.26% 0.31% 0.40% 0.64%

Historical Performance Ratios Net Interest Margin 2004 3.03% 3.44% 2005 2.90% 3.28% 2006 2.87% 3.14% 2007 3.08% 3.17% 2008 3.10% 3.33% 2009 3.18% 3.28% 1Q10 3.34% 3.43% Non-Interest Income / Average Assets^ 2004 0.23% 0.64% 2005 0.41% 0.62% 2006 0.42% 0.66% 2007 0.45% 0.72% 2008 0.61% 0.77% 2009 0.51% 0.69% 1Q10 0.54% 0.63% Non-Interest Expense / Average Assets+ 2004 2.22% 2.20% 2005 2.07% 2.40% 2006 2.17% 2.51% 2007 2.25% 3.48% 2008 2.27% 2.60% 2009 2.62% 2.76% 1Q10 2.45% 2.60% (*) Peer group includes Selected east coast financial institutions with deposits between $1.0 and $7.0 billion (^) Excludes realized gains and losses on securities (+) NIE / AA includes one-time costs associated with 2007 company transition Source: Company; SNL Financial BNCL Peers*

Historical Performance Ratios Yield on Loans 2004 5.33% 6.02% 2005 5.49% 6.24% 2006 5.98% 6.69% 2007 6.29% 6.87% 2008 5.92% 6.09% 2009 5.29% 5.58% 1Q10 5.27% 5.38% Cost of Deposits 2004 1.47% 1.63% 2005 1.74% 2.02% 2006 2.61% 2.69% 2007 2.81% 3.12% 2008 2.22% 2.38% 2009 1.51% 1.63% 1Q10 1.06% 1.12% (*) Peer group includes Selected east coast financial institutions with deposits between $1.0 and $7.0 billion Source: Company; SNL Financial BNCL Peers*

Substantial Capital 2003 11.5% 11.5% 2004 11.6% 11.6% 2005 11.3% 11.6% 2006 11.9% 12.2% 2007 14.1% 17.4% 2008 12.3% 15.3% 2009 11.1% 13.6% 1Q10 11.3% 13.7% Total Equity / Total Assets Tangible Equity / Tangible Assets

Peer Comparison Tangible Equity / Tangible Assets BNCL 11.28% Peers 7.51% Total Risk-Based Capital Ratio BNCL 18.15% Peers 12.25% BNCL - As of March 31, 2010, Peers - As of December 31, 2009 (*) Peer group includes Selected east coast financial institutions with deposits between $1.0 and $7.0 billion Source: Company; SNL Financial

Valuation Analysis Price / Fully Total LQA Converted Core LQA Dividend Assets ROAA TBV TBV Assets Deposits Deposits Revenue Yield Company State Ticker ($mm) (%) (%) (%) (%) (%) (%) (x) (%) TFS Financial Corporation (MHC) OH TFSL 10,737 0.11 248 94 40.3 49.7 62.7 15.6 2.00 Capitol Federal Financial (MHC) KS CFFN 8,485 0.70 265 99 29.8 58.6 68.9 12.9 5.84 Investors Bancorp, Inc. (MHC) NJ ISBC 8,749 0.63 191 101 18.9 27.5 33.7 6.3 0.00 Beneficial Mutual Bancorp, Inc. (MHC) PA BNCL 4,710 0.63 170 93 18.7 24.5 25.8 19.7 0.00 ViewPoint Financial Group (MHC) TX VPFG 2,477 0.45 213 102 17.9 23.3 33.5 4.9 1.13 Kearny Financial Corp. (MHC) NJ KRNY 2,252 0.34 179 82 31.7 46.3 57.8 11.7 1.92 Wauwatosa Holdings, Inc. (MHC) WI WSBF 1,845 0.04 74 50 6.8 10.7 13.6 1.9 0.00 Oritani Financial Corp. (MHC) NJ ORIT 2,054 0.99 243 93 30.1 49.2 60.5 8.5 1.80 Rockville Financial, Inc. (MHC) CT RCKB 1,560 0.73 148 84 15.1 20.8 25.0 3.9 1.92 Median 2,365 0.54 202 93 24.4 36.9 45.8 7.4 1.86 Note: BNCL excluded from median calculation Pricing data as of May 11, 2010 Source: SNL Financial

Independent Rankings o BauerFinancial, Inc. has been a source for unbiased, independent bank and credit union ratings since 1983 -- Beneficial continues to receive Bauer’s highest, five-star rating -- Beneficial has earned a Bauer recommendation rating for the past 78 consecutive quarters o Bank Director is the premier magazine written for directors of financial companies and has become recognized as an essential source for the top decision makers in the industry -- The Bank Performance Scorecard is comprised of six performance categories that measure profitability, capitalization, and asset quality -- Beneficial was ranked 66th in the annual Bank Performance Scorecard

Stock Price Performance (Since BNCL IPO) 07/07 09/07 12/07 02/08 04/08 07/08 09/08 12/08 02/09 04/09 07/09 09/09 12/09 02/10 05/10 BNCL SNL Thrift MHC Index SNL Mid Cap Bank & Thrift Index As of May 11, 2010 Source: SNL Financial

2010 Priorities o Education Company - Educating customers to do the right thing financially o Capital Allocation - Continued fundamental organic growth - Opportunistic acquisitions o Enhanced Risk Management - Continue credit and loss prevention discipline - Enterprise control self-assessments o Branch Network Optimization Opportunities o Relationship Banking - Align our customers’ needs with our products and services o Cross-Educating

Cherry Hill Campuses- The Brand Evolution

Beneficial mutual bancorp, inc.